                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): May 24, 2001


                                   EVTC, INC.
             (Exact name of registrant as specified in its charter)



       Delaware                  0-20986                     22-3005943
   (State or other            (Commission                   (IRS Employer
   jurisdiction of            File Number)                 Identification No.)
    incorporation)




  121 S. Norwood Drive, Hurst, Texas                               76053
(Address of principal executive office)                         (Zip Code)


       Registrant's telephone number, including area code: (817) 282-0022



                                       N/A

          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant

                  Not Applicable

Item 2.  Acquisition or Disposition of Assets

                  Not Applicable

Item 3.  Bankruptcy or Receivership

                  Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

                  Not Applicable

Item 5.  Other Events

                 The Registrant announced the resignation of its President, David A. Keener, and its Chief Financial Officer, Timothy Hinkhouse, to pursue other interests. Both individuals have agreed to assist the Registrant in the short term as it sets up a new management team. Chief Executive Officer Robert Stephens will assume Mr. Keener's responsibilities. The Registrant is also reporting that Richard Dykstra will replace Mr. Keener as President of Full Circle, Inc., a wholly-owned subsidiary of the Registrant.

Item 6.  Resignations of Registrant's Directors

                 Not Applicable

Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of business acquired.

                 Not Applicable

         (b)  Pro forma financial information

                  Not Applicable

         (c)  Exhibits

                  Not Applicable

Item 8.           Change in Fiscal Year

                  Not Applicable

                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     EVTC, INC.



                                     By:    /s/ Robert Stephens

                                             -------------------------------
                                              Robert Stephens,
                                              Chief Executive Officer


Dated:   June 1, 2001